Filed pursuant to Rule 497

File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock
Sierra Income Corporation
Common Stock

Supplement No. 2 dated July 5, 2018
to
Prospectus dated April 18, 2018

This Prospectus Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 18, 2018 (the “Prospectus”) and Supplement No. 1 to the Prospectus dated May 18, 2018.

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest.

Status of our Public Offering

As of July 5, 2018, the Company has raised a total of approximately $922 million, which includes the issuance of 1,108,033 shares of our common stock to SIC Advisors LLC in exchange for gross proceeds of $10 million immediately following the effectiveness of our registration statement. As of July 5, 2018, we have combined proceeds, as well as leverage through our revolving credit facilities with ING Capital LLC and JP Morgan Chase, which we have used to invest $1,011 million in principal across 107 transactions.

As set forth in the Prospectus, the Company reserves the right to terminate the offering of the Company’s common stock (the “Offering”) at any time prior to the stated termination date, which is currently set for April 17, 2019. On July 2, 2018, the Company’s board of directors determined to terminate the Offering effective as of July 31, 2018. Completed subscription agreements must be received in good order by Tuesday, July 31, 2018, in order to be accepted into the Company by the last admit date of Friday, August 3, 2018.

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